Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 7 – Subsequent Events

Securities Purchase Option Agreement

On May 28, 2014 and as a condition precedent for the closing of the Note Agreement, the Company entered into a Securities Purchase Option Agreement (the “Option Agreement”) with ACM. Pursuant to the Option Agreement, ACM had the option, in ACM’s sole discretion, to purchase an aggregate of 1,333,333 shares of Common Stock, at a price of $6.00 per share (such right, the “Option”). The Option was exercised on July 14, 2014.

2014 Stock Incentive Plan

On July 9, 2014, the Board approved a new stock incentive plan, the 2014 Stock Incentive Plan, and reserved 500,000 shares of the Company’s Common Stock, par value $0.001, for the granting of stock-based incentive awards in future periods. Subsequently, the Compensation Committee granted 200,000 stock awards under this plan to executives of the Company. The Board ratified all actions by the Committee on July 24, 2014 and the CEO was authorized to gain shareholder approval of the 2014 Stock Incentive Plan within one year.

Private Placement

On July 24, 2014, the Company sold 383,733 shares of its Common Stock in a private placement to 17 accredited investors resulting in gross proceeds of $2,302,400. The Company paid Wunderlich Securities, Inc. a cash commission and expense allowance related to due diligence and related activities of $184,003. The offering was exempt from registration under the Securities Act in reliance on exemptions provided by Section 4(2) and Regulations D and S of that act.

Equipment Purchase Agreement

On July 31, 2014 a subsidiary of the Company entered into an equipment purchase order with Feadar S.A., a local Argentine manufacturer of trucks and heavy equipment, to acquire trucks and related equipment to transport well stimulation equipment for a purchase price of approximately $2,723,000.

L. Subsequent Events

On January 8, 2014, the Company entered into an equipment purchase order with Stewart & Stevenson Manufacturing Technologies LLC (“S&S”). Under the terms of the purchase order, the Company agreed to purchase and S&S agreed to sell, certain pressure pumping equipment for a total purchase price of up to $8,093,870, of which a deposit was paid as a down payment at signing. The total purchase price included an option for certain additional equipment to be included in the equipment package. The equipment package is expected to be delivered during the second quarter of 2014 and will be used to fulfill our obligations under the Letter of Intent announced on December 19, 2013 to provide well stimulation and completion services in the Neuquén province of Argentina.

On January 9, 2014, the Company signed a letter of intent with an independent third party lender to provide a minimum of $4 million in financing towards an equipment package currently being procured for our growing operations in Argentina. The equipment will serve as collateral under the three-year loan agreement. During the period while the loan is outstanding, the Company will be required to make quarterly interest payments with the principal due at the end of the three year period unless mutually extended for up to two additional years. The equipment being procured consists primarily of pressure pumping and related equipment.